Smart glass distribution agreement	12 Months Ended
Dec. 31, 2021
Smart Glass Distribution Agreement [Abstract]
Smart glass distribution agreement [Text Block]

9 Smart glass distribution agreement

On September 25, 2017, the Company completed the acquisition of an Ontario based private company which holds the exclusive Canadian sales, distribution and marketing rights for the entire suite of Smart Glass energy products, developed and built by Gauzy of Tel-Aviv, Israel.

In addition, the Company will be entitled to sell the entire suite of products into any other country of the world if the sales are being made to a subsidiary of an entity which has its principal place of business or head office located within Canada.

Carrying amount
Balance, December 31, 2019	709,741
Amortization	(709,741)
Balance, December 31, 2020 and 2021	$-

The distribution agreement was being amortized over 3 years from the original contract life.